                                                                   EXHIBIT 10.21

HYRESKONTRAKT NR:  01009-0001 024, Nybrogatan 55, Stockholm

HYRESVARD:         Trygg-Hansa Livforsakrings AB (publ)

HYRESGAST:         Spray Network AB


T I L L A G G  N R   1.


T I L L A G G S H Y R A

1. Utover vad som anges i huvudavtalet har kostnaden for den av hyresgasten onskade lokalanpassningen bestamts till 2,350 Mkr exklusive moms for de enligt bilaga 2 och 3 angivna atgarderna. Utover ovan angivna belopp, 2,350 Mkr exklusive moms, har hyresgasten mojlighet att finansiera ytterligare anpassningsatgarder som ett tillagg till hyran upp till en total kostnad om maximalt 3,0 Mkr exklusive moms ( 2,350 + 0,650 mkr. ). Omrakning till hyreskostand sker enligt huvudavtalet, bilaga 1.

     En eventuell kostnad over 3 Mkr exklusive moms bekostas genom kontantreglering och beloppet skall erlaggas till hyresvarden senast den dag da motsvarande belopp av hyresvarden skall utges till entreprenoren.


T I L L T R A D E S D A G

2.   De i huvudkontraktet angivna tilltradesdagarna:

     plan 5 till 7         1998 08 08
     plan 4                1998 08 20
     plan bv. och  1       1998 08 29

     galler for hyresgastens tilltrade till de olika ytorna.
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S A K E R H E T

3. Hyresgasten forbinder sig att att senast 1998 07 01 overlamna en bankgaranti utfardad i Sverige verksam bank till ett belopp av (3 500 000 kr ).

     For perioden fran detta avtals undertecknande t o m den tidpunkt da bankgaranti overlamnas skall sakerheten utgoras av en borgensforbindelse till samma belopp ( 3 500 000 kr ), bilaga 4.

Detta tillagg har upprattats i tvalikalydande exemplar av vilka hyresvard och hyresgast tagit var sitt.

Ort               datum                    Ort                 datum
Stockholm         30/4-98                  Stockholm           29/4-98
for                                        for
Trygg-Hansa Livforsakrings AB (publ)       Spray Network AB


/s/ Anders Rynell                          /s/ Per Bystedt
------------------------------------       ----------------------------------
Hyresvard                                  Hyresgast
                             Jan Wiksell

ANDERS RYNELL                              P BYSTEDT
------------------------------------       ----------------------------------
Namnfortydligande                          Namnfortydligande
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TRYGG HANSA

LEASE CONTRACT NO.:                  01009-0001 024, Nybrogatan 55, Stockholm

LESSOR:                              Trygg-Hansa Livsforsakrings AB (publ)

LESSEE:                              Spray Network AB

SUPPLEMENT NO. 1.

ADDITIONAL RENT

1. Over and above what is stated in the Main Agreement, the cost for the adjustment to the premises requested by the lessee has been determined at MSEK 2,350 excluding VAT for the measures specified according to Appendix 2 and 3. Over and above the amount specified above, MSEK 2,350 excluding VAT, the lessee has a possibility for financing further adjustments as an addition to the rent up to a total cost of a maximum of MSEK 3.0 excluding VAT (2,350 + 0.652). Recalculation of the rent cost shall be performed according to the Main Agreement, Appendix 1.

     Any cost above MSEK 3 excluding VAT shall be paid through a cash adjustment and the sum shall be paid to the lessor at the latest on the day when a corresponding sum shall be paid by the lessor to the contractor.



TAKE-OVER DATE

2.   The take-over days specified in the Main Contract:

     floor 5 to 7                       8.08.1998
     floor 4                            0.08.1998
     ground floor and -1                29.08.1998

apply for the lessee's take-over of the different areas.
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TRYGG HANSA

SECURITY

3. The lessee undertakes by 01.07.1998 to provide a bank guarantee issued in a bank active in Sweden for a sum of (SEK 3,500,000).
     For the period from the signature of this agreement until the time when a bank guarantee is provided, the security shall comprise a personal guarantee for the same amount (SEK 3,500,000), Appendix 4.

This supplement has been drawn up in two identical copies of which the lessor and lessee have each taken their own.

Place                           Date                   Place                    Date
Stockholm                       30.04.98               Stockholm                29.04.98
for                                                    for
Trygg-Hansa Livsforsakrings AB (publ)                  Spray Network AB

[Signature]                     [Signature]            [Signature]
Lessor                                                 Lessee

ANDERS RYNELL                   Jan Wiksell            P. BYSTEDT
Name in print                                          Name in print